Copyright © 2026 Harmony Biosciences. All rights reserved. Q4 & FY 2025 Financial Results & Business Update February 24, 2026

Forward-Looking Statements This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding our full year 2025 net product revenue, expectations for the growth and value of WAKIX, plans to submit an sNDA for pitolisant in idiopathic hypersomnia; our future results of operations and financial position, business strategy, products, prospective products, product approvals, the plans and objectives of management for future operations and future results of anticipated products. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: our commercialization efforts and strategy for WAKIX; the rate and degree of market acceptance and clinical utility of pitolisant in additional indications, if approved, and any other product candidates we may develop or acquire, if approved; our research and development plans, including our plans to explore the therapeutic potential of pitolisant in additional indications; our ongoing and planned clinical trials; our ability to expand the scope of our license agreements with Bioprojet Société Civile de Recherche (“Bioprojet”); the availability of favorable insurance coverage and reimbursement for WAKIX; the timing of, and our ability to obtain, regulatory approvals for pitolisant for other indications as well as any other product candidates; our estimates regarding expenses, future revenue, capital requirements and additional financing needs; our ability to identify, acquire and integrate additional products or product candidates with significant commercial potential that are consistent with our commercial objectives; our commercialization, marketing and manufacturing capabilities and strategy; significant competition in our industry; our intellectual property position; loss or retirement of key members of management; failure to successfully execute our growth strategy, including any delays in our planned future growth; our failure to maintain effective internal controls; the impact of government laws and regulations; volatility and fluctuations in the price of our common stock; the significant costs and required management time as a result of operating as a public company; the fact that the price of Harmony's common stock may be volatile and fluctuate substantially; statements related to our intended share repurchases and repurchase timeframe and the significant costs and required management time as a result of operating as a public company. These and other important factors discussed under the caption "Risk Factors" in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on February 24, 2026, and our other filings with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management's estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. 2 Harmony Biosciences | Q4 2025 Financial Results & Business Update | All rights reserved.

2026 Net Revenue Guidance $1.00B-$1.04B 2026 NET REVENUE GUIDANCE WAKIX Net Revenue Growth 2020–2025 $160 $305 $438 $582 $715 $869 $1B+ $0 $200 $400 $600 $800 $1,000 2020 2021 2022 2023 2024 2025 2026 Guidance Net Revenue ($M) On Track to Achieve $1B+ in Narcolepsy Alone 3 February 24, 2026 Harmony Biosciences | Q4 2025 Financial Results & Business Update | All rights reserved.

WAKIX® Is One of the Most Successful Orphan/Rare Launches KEY TAKEAWAY After Six Years of Growth, Large Market Opportunity Remains 1. https://narcolepsynetwork.org/accessed Feb 2024 80,000 90,000 ~170,000 Diagnosed Narcolepsy Patients Undiagnosed Narcolepsy Population People Living With Narcolepsy in the U.S.1 > 50% of Patients Undiagnosed 4 Average Patients on WAKIX 400 300 300 100 400 300 300 200 350 350 350 150 250 250 300 100 400 500 400 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Average # of Patients Net Patient Additions February 24, 2026 Harmony Biosciences | Q4 2025 Financial Results & Business Update | All rights reserved.

Strong Commercial Engine Driving Continued Growth

	Strong Foundation	Recent Developments	Implication
DIFFERENTIATED PRODUCT	Only non-scheduled treatment, unique MOA	6+ years clinical experience	**Unique & Familiar**
EXPERIENCED TEAM	Many team members joined at launch	Refined call plan, promo mix, messaging	**Trusted & Credible**
BROAD PAYER ACCESS	>80% lives covered, often advantaged	New wins further expanding coverage	**Accessible**
PATIENT SUPPORT	Commercial model supports patients, enables broad data capture	Added staff, proactive triage, recontact team	**Supportive**
INVESTMENT AND EXPANSION		• **In 2026, expanding field sales, field reimbursement and remote sales teams** • **Launching online portal and more**	**Building Momentum**

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Harmony Biosciences | Q4 2025 Financial Results & Business Update | All rights reserved.
HARMONY BIOSCIENCES

Pitolisant Franchise:
Securing CNS Leadership by Addressing Unmet Patient Needs

EXTEND

Pitolisant GR
Line Extension in Narcolepsy

- NDA Filing 2Q26
- Target PDUFA 1Q27
- Remains the only non-scheduled treatment
- Designed to address disease related GI symptoms
- Ability to start at therapeutic dose with no need for titration

EXPAND

Pitolisant HD
New Product Launch in orphan/rare CNS disorders

- Enhanced formulation with optimized PK profile, higher dose, and GR coating
- Designed to provide greater efficacy
- Pursuing novel indications
- Potential first drug approved for fatigue in narcolepsy and sleep inertia in idiopathic hypersomnia (IH)

EXPLORE

New Pitolisant Formulation
Fatigue in broader CNS patient populations

- Mechanism-based approach supported by clinical data for pitolisant in fatigue
- Lead indication planned in MS fatigue; potential additional opportunities include fatigue in Parkinson's disease and post-stroke fatigue
- Focused on formulation optimization towards a phase 1 PK study
- Licensed IP with patent protection until 2042

PATIENT REACH

LINE EXTENSION → ORPHAN/RARE EXPANSION → BROADER CNS INDICATIONS

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Pitolisant GR: Fast-To-Market Strategy to Extend WAKIX® Franchise and Harmony’s Leadership in Narcolepsy Q1 2027 Anticipated PDUFA Date POSITIVE PIVOTAL BIOEQUIVALENCE STUDY DOSING OPTIMIZATION STUDY COMPLETED 100% of the patients (46/46) able to initiate pitolisant GR at the therapeutic dose,17.8mg, without titration; No new safety or tolerability issues reported NDA SUBMISSION Q2 2026 ANTICIPATED PDUFA DATE Q1 2027 UTILITY PATENTS FILED TO EXTEND PITOLISANT FRANCHISE INTO 2040s 7 February 24, 2026 Harmony Biosciences | Q4 2025 Financial Results & Business Update | All rights reserved.

Pitolisant HD: Expand the Pitolisant Franchise with Enhanced Formulation and Differentiated Product Profile



2027

Phase 3 Topline Data

- **Narcolepsy (ONSTRIDE 1)**
- **IH (ONSTRIDE 2)**

ENHANCED FORMULATION WITH OPTIMIZED PK PROFILE AND HIGHER DOSE

Designed to address the need for greater efficacy in excessive daytime sleepiness (EDS) in patients with central disorders of hypersomnolence

PROGRAMS TO PURSUE A DIFFERENTIATED LABEL

Fatigue in narcolepsy; sleep inertia in IH

PHASE 3 REGISTRATIONAL TRIALS INITIATED IN Q4 2025

Topline data readouts anticipated in 2027; PDUFA dates anticipated in 2028

ONSTRIDE 1
STUDY FOR PEOPLE WITH NARCOLEPSY

ONSTRIDE 2
STUDY FOR PEOPLE WITH IDIOPATHIC HYPERSOMNIA

UTILITY PATENTS FILED TO EXPAND PITOLISANT FRANCHISE INTO 2040s

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Exploring Fatigue in Broader CNS Indications Based on Unique Histaminergic MoA of Pitolisant

Physical, Cognitive, and Emotional Components of Fatigue Mediated through Histaminergic Circuits in the Brain

Promotes wakefulness
(H3 antagonist and inverse agonism)


PHYSICAL
Fatigue is a multi-dimensional construct
COGNITIVE
EMOTIONAL

Improvement in attention, concentration and memory
(Modulation of histamine and norepinephrine)

Stabilizes mood and emotions
(modulation of serotonin and norepinephrine)

CLINICAL EVIDENCE WITH PITOLISANT

Phase 2 PoC study in Myotonic Dystrophy Type 1 (DM1):

- ✓ Statistically significant and clinically meaningful improvements on Fatigue Severity Scale
- ✓ Dose-response

Phase 3 study in patients with Obstructive Sleep Apnea and Residual Sleepiness:

- ✓ Improvements in Pichot Fatigue Severity Scale (included in EU label)

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Harmony Biosciences | Q4 2025 Financial Results & Business Update | All rights reserved.
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Innovative Late-Stage Pipeline With Multiple Catalysts 2026–2028

PRODUCT	INDICATION	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	REGULATORY FILING	MARKETED PRODUCT
WAKIX®	EDS in Narcolepsy (Adult/Pediatric*)						
	Cataplexy in Narcolepsy (Adult/Pediatric*)						
Pitolisant	Pitolisant Gastro-Resistant (GR) in Narcolepsy						
	Prader-Willi Syndrome (PWS)						
	Pitolisant High-Dose (HD) in Narcolepsy						
	Pitolisant High-Dose (HD) in Idiopathic Hypersomnia						
	Pitolisant High-Dose (HD) in Myotonic Dystrophy (DM1)						
	Pitolisant in Multiple Sclerosis (MS) Fatigue						
BP1.15205 (Orexin-2 Receptor Agonist)	Sleep/Wake Disorders						
CBS105^	Treatment-Resistant Narcolepsy						
HBS-102	PWS						
EPX-100 (Clemizole Hydrochloride	Dravet Syndrome (DS)						
	Lennox-Gastaut Syndrome (LGS)						
EPX-200 (Lorcaserin)	Developmental and Epileptic Encephalopathies						
CBS104^	Refractory Epilepsy						

*Ages 6 years and older.
^Research collaboration with CiRC Biosciences.

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BP1.15205: Potential Best-In-Class Orexin 2 Receptor (OX2R) Agonist PRECLINICAL DATA PRESENTATION AT SLEEP AND WSC Single-oral dose administration of BP1.15205 in transgenic mice produced significant and dose-dependent increases in total wakefulness time and sleep latency at every dose tested beginning at 0.03 mg/kg and 0.1 mg/kg, respectfully, consistent with high potency FIH STUDY INITIATED IN 4Q 2025 Clinical data anticipated in mid-2026 UNIQUE STRUCTURE/CHEMICAL SCAFFOLD Differentiated from other known OX2R agonist chemical structures CLINICAL POTENTIAL • Potency and selectivity • Potent on-target effects • Potentially better AE profile • Once-daily dosing 11 2026 Phase 1 Clinical PK Data Anticipated Mid-2026 February 24, 2026 Harmony Biosciences | Q4 2025 Financial Results & Business Update | All rights reserved.

EPX-100: Safety and effectiveness data from ongoing OLE of the Phase 3 Dravet Syndrome (DS) study presented at AES 2025

Argus


1H 2027
Anticipate Topline Data from Ongoing Global Phase 3 Trial

CLINICALLY MEANINGFUL REDUCTION IN SEIZURES

Median reduction of ~50% in countable motor seizure frequency per 28 days (CMS-28) in participants who had at least 6-month exposure to EPX-100; at least 50% reduction in CMS-28 in 50% of these participants

PRODUCT PROFILE: POTENTIAL TO OFFER A UNIQUE RISK/BENEFIT PROPOSITION

No additional laboratory or special safety monitoring

BID DOSING REGIMEN

Convenient for patients and caregivers

ONGOING PHASE 3 REGISTRATIONAL TRIAL IN PATIENTS WITH DRAVET SYNDROME (Argus Study)

Topline data anticipated in 2027

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HARMONY BIOSCIENCES

EPX-100: One of Most Advanced 5-HT2 (Serotonin) Agonist Programs in DEEs

LIGHTHOUSE
LGS CLINICAL STUDY


1H 2027
Anticipate Topline Data from Ongoing Global Phase 3 Trial

ESTABLISHED 5-HT2 (SEROTONIN) AGONIST MECHANISM OF ACTION

MoA validated via the zebrafish model

ONGOING PHASE 3 TRIAL IN LENNOX-GASTAUT SYNDROME (LGS) (LIGHTHOUSE Study)

Topline data anticipated 1H 2027

SAFETY: POTENTIAL TO OFFER A UNIQUE RISK/BENEFIT PROPOSITION

No additional laboratory or special safety monitoring

BID DOSING REGIMEN

Convenient for patients and caregivers

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Path to Long-Term Value Creation Beyond 2026 Pipeline Poised to Deliver Value Through Extension and Expansion of Pitolisant Franchise and Innovative Epilepsy Assets 2027 Pitolisant GR PDUFA Pitolisant HD Phase 3 TLD in narcolepsy and idiopathic hypersomnia (IH) EPX-100 Phase 3 TLD in DS and LGS 2028 Pitolisant HD PDUFA Narcolepsy and IH EPX-100 PDUFA DS and LGS Pitolisant PWS PDUFA 2026 WAKIX Pediatric cataplexy approval Pitolisant PWS Phase 3 TLD OX2R Phase 1 clinical PK data 14 KEY TAKEAWAY 5 February 2026 Harmony Biosciences | Q4 2025 Financial Results & Business Update | All rights reserved.

$201.3 $243.8 Q4 2024 Q4 2025 $576.1 $610.2 $672.3 $778.4 $882.5 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 $64.2 $33.4 Q4 2024 Q4 2025 Financial Highlights Q4 2025 15 1. Non-GAAP Adjusted Net Income= GAAP Net Income excluding non-cash interest expense, depreciation, amortization, stock-based compensation, and tax effect of these items. Three Months Ended December 31, 2025 (In millions, USD) Net Product Revenue Non-GAAP Adjusted Net Income1 Cash, Cash Equivalents & Investments - 48% 21% +$104 Harmony Biosciences | Q4 2025 Financial Results & Business Update | All rights reserved. $714.7 $868.5 FY 2024 FY 2025 22% Twelve Months Ended December 31, 2025 $196.7 $211.1 FY 2024 FY 2025 7% Three Months Ended December 31, 2025 Twelve Months Ended December 31, 2025 CONSISTENT REVENUE GROWTH AND PROFITABILITY ON TRACK TO BLOCKBUSTER STATUS IN NARCOLEPSY SELF FUNDING ACROSS THE ENTERPRISE POISED FOR VALUE CREATION

Financial Summary Q4 2025 16 Harmony Biosciences | Q4 2025 Financial Results & Business Update | All rights reserved. Totals may not foot due to rounding Three Months Ended December 31, % Change Twelve Months Ended December 31, 2025 2024 2025 2024 % Change Net Product Revenue $243.8 $201.3 21% $868.5 $714.7 22% Cost of Product Sold 68.5 54.4 26% 198.3 156.8 27% Total Operating Expenses $136.6 $91.1 50% $461.6 $367.1 26% R&D Expense 49.9 34.6 44% 189.6 145.8 30% S&M Expense 29.2 27.6 6% 119.5 110.9 8% G&AExpense 57.5 28.9 99% 152.5 110.4 38% Net Income $22.5 $49.5 -55% $158.7 $145.5 9% Cash, cash equivalents & investments $882.5 $576.1 53% (In millions, USD)

GAAP vs NON-GAAP Reconciliation Q4 2025

Totals may not foot due to rounding	Three Months Ended December 31,		Nine Months Ended December 31,	
	2025	2024	2025	2024
GAAP net income[1]	**$22.5**	**$49.5**	**$158.7**	**$145.5**
Non-cash interest expense[2]	0.2	0.2	0.6	0.7
Depreciation	1.5	0.0	1.5	0.3
Amortization[3]	6.0	6.0	23.8	23.8
Stock-based compensation expense	10.3	9.9	45.0	42.7
Income tax effect related to Non-GAAP adjustments[4]	(7.0)	(1.2)	(18.6)	(16.3)
Non-GAAP adjusted net income[1]	**$33.4**	**$64.2**	**$211.0**	**$196.7**
GAAP net income per diluted share	**$0.38**	**$0.85**	**$2.71**	**$2.51**
Non-GAAP adjusted net income per diluted share	**$0.57**	**$1.10**	**$3.60**	**$3.40**
Weighted average number of shares of common stock used in non-GAAP diluted per share	58.7	58.2	58.5	57.9

(In millions, USD)

(1) Includes a $4,250 IPR&D charge related to a clinical milestone achieved for BP1.15205 during the three months and year ended December 31, 2025. Includes a $15,000 IPR&D charge related to a clinical milestone achieved for ZYN002 and a $15,000 IPR&D charge related to an upfront fee incurred upon closing the CiRC research collaboration agreement during the year ended December 31, 2025. Includes a Includes a $25,500 charge related to an upfront license fee incurred upon closing the 2024 Bioprojet Sublicense Agreement, a $17,095 IPR&D charge related to the acquisition of Epygenix, and a $1,000 IPR&D charge related to a preclinical milestone achieved for HBS-102 during the year ended December 31, 2024. (2) Includes amortization of deferred finance charges. (3) Includes amortization of intangible asset related to WAKIX. (4) Calculated using the reported effective tax rate for the periods presented less impact of discrete items.

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